UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

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JPMORGAN CHASE & CO.

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April 2011 J P M O R G A N C H A S E P R O X Y D I S C U S S I O N T O P I C S 2011 Proxy * * * * * *

JPMORGAN CHASE PROXY DISCUSSION TOPICS

JPMorgan Chase & Co.

Topics Page 1 JPMorgan Chase overview 1 Executive compensation 7 Governance 15

Significant
earnings power
Excellent client franchises and businesses
Each standalone business has a top 1, 2 or 3 position
Unparalleled client relationships in 140+ countries
Culture of innovation; new products and programs launched during crisis
Excellent
franchises
Fortress
balance sheet at
March 31, 2011
Continued investment across LOBs driving organic growth
Consistent record of operating efficiency and delivering merger saves
Businesses stronger together than apart; additional revenue streams generated
Further strengthened balance sheet: Tier 1 Common
1
at $120B or 10.0%;
estimated Basel III Tier 1 Common
1
at $116B or 7.3%
High quality capital and high level of reserves of $30.4B, loan loss coverage ratio of 4.10%
2
Strong funding and liquidity profile: $996B deposits, 1.45x loan coverage
Benefits from diversification – funding, capital, lower volatility
1 See note 3 on slide 18
2 See note 2 on slide 18
JPMorgan Chase overview
Performance summary

$O/(U)
  FY2009 FY2010 FY2009
Revenue (FTE)¹
$108,647 $104,842 ($3,805)
Credit Costs¹
38,458 16,639 (21,819)
Expense 52,352 61,196 8,844
Reported Net Income $11,728 $17,370 $5,642
Net Income Applicable to Common Stock $8,774 $15,764 $6,990
Reported EPS $2.26 $3.96 $1.70
ROE
2,3
7% 10%
ROTCE
2,3
11% 15%
Tier 1 Common $105,284 $114,763
Net income - 2010
CB 12%
Card 12%
TSS 6%
IB 38%
RFS 15%
Corp/PE
7%
AM 10%
JPMorgan Chase overview
JPM’s fundamentals remain extremely strong
1 See note 1 on slide 18
2 Net income used to calculate the ratios for FY2009 excludes the one-time, non-cash negative adjustment of $1.1B resulting from the repayment of TARP preferred capital. Including this adjustment, the ROE and ROTCE were 6% and 10%, respectively, for 2009.
3 See note 4 on slide 18
Total = $17.4B
CB 9%
Card 26%
TSS 4%
IB 20%
RFS 32%
Corp/PE
2%
AM 7%
Total = $43.6B
$ in millions, excluding EPS
Pretax pre-provision profit - 2010

JPMorgan Chase overview
Drivers of historical growth
1
1
2005 IB data represents heritage JPM only
2
Source: Dealogic
3
Source: SNL Corporation; all data is presented on a pro forma basis adjusted for acquisitions; excludes large branches (>$1B deposits) assumed to contain non-retail deposits
4
Source: Inside Mortgage Finance, 4Q05 and 4Q10 for 2005 and 2010, respectively
5
GPCC stands for General Purpose Credit Card. Excludes WaMu and industry data based on estimates and excludes Commercial Card
6
Includes deposits and deposits swept to on-balance sheet liabilities
7
Source: Lipper for the U.S. and Taiwan; Morningstar for the U.K., Luxembourg, France and Hong Kong; and Nomura for Japan
8
iMoneyNet
4
Select Key Stats ($ in billions, except where noted) 2005 2010
2005-2010
CAGR
IB Fees ($mm) $4,096 $6,186 8.6%
Global IB Fees market share
1,2
6.9% 7.8%
Fixed Income Markets ($mm) 7,570 15,025 14.7%
Equity Markets ($mm) 1,998 4,763 19.0%
Retail Banking Average Deposits $175.1 $336.5 14.0%
# of Branches 2,641 5,268 14.8%
Deposit market share
3
2.9% 5.7%
Mortgage origination market share
4
5.6% 10.7%
Average Outstandings $136.4 $144.4 1.1%
Sales volume 224.7 313.0 6.9%
GPCC Sales market share
5
15.8% 18.4%
GPCC Credit Card OS market share
5
20.9% 18.8%
Average Liability Balances
6
$66.1 $138.9 16.0%
Average Loans 48.1 97.0 15.1%
IB Revenue, gross 0.6 1.3 19.3%
Revenue/Banker ($mm) 2.8 5.7 15.3%
Average Liability Balances
6
$154.7 $248.5 9.9%
Assets under Custody ($T) 10.7 16.1 8.6%
USD Clearing volume ($mm) 96 122 5.0%
Depositary Receipts Program Balance (# of shares) 6,348 12,041 13.7%
Assets under Management $847 $1,298 8.9%
Top quartile funds (3- year)
7
111 195 11.9%
Global Institutional Money Funds market share
8
11.9% 17.1%
AM
IB
RFS
TSS
Card
CB

2005 2010
2005-2010
CAGR
Investment Bank
1
$5,018 $8,952 12%
Retail Financial Services 6,245 13,892 17%
Card Services 10,367 11,366 2%
Commercial Banking 1,632 3,841 19%
Treasury & Securities Services 1,489 1,777 4%
Asset Management 1,804 2,872 10%
Corporate
1
(6,617) 946 NM
Pretax Pre-Provision $19,938 $43,646 17%
Net Income $8,483 $17,370 15%
JPMorgan Chase overview
Market share gains translate into significant earnings power
¹ IB revenue includes annual payment from TSS, which is offset in Corporate
Pretax pre-provision profit ($ in billions)

JPMorgan Chase overview
Stock and book value performance
Bank One Chase J.P. Morgan S&P 500
10-Year Performance:
Compounded Annual Gain 7.0% 2.5% 2.7% 1.4%
Overall Gain 97.4 28.1 30.1 15.1
This chart shows actual returns of the stock, with dividends included, for heritage shareholders of the company vs. the Standard &
Poor's 500 Index (S&P 500).
Stock Total Return Analysis if You Became a Shareholder of the Respective Firms at December 31, 2000
Tangible Book Value per
Share of Bank
One/JPMorgan Chase with
Dividends Included (A)
S&P 500 with
Dividends Included (B)
Relative Results
(A) - (B)
10-Year Performance:
Compounded Annual Gain 13.6% 1.4% 12.2%
Overall Gain 256.5 15.1 241.4
Bank One/JPMorgan Chase Tangible Book Value per Share Performance vs. S&P 500 (2001-2010)
Tangible book value over time captures the company's use of capital, balance sheet and profitability. In this chart, we are looking at heritage Bank One shareholders. The chart shows the increase in tangible book value per share; it is an after-tax number assuming all dividends were retained vs. the S&P 500 (a pretax number with dividends reinvested).

JPMORGAN CHASE PROXY DISCUSSION TOPICS

JPMORGAN CHASE & CO.

Topics Page 7 Executive compensation 7 JPMorgan Chase overview 1 Governance 15

Executive compensation
Compensation philosophy
Board of Directors provides independent oversight of our compensation policies and practices
Disciplined compensation processes involve a series of reviews and assessments by successive levels of management, the Operating Committee, the CEO, the Compensation
Committee and the Board of Directors
Compensation Committee determines appropriate compensation for the CEO and makes a recommendation to the Board for its ratification
Pay is linked to performance based on individual, business and overall Firm performance, but is not overly rigid or formulaic
Encourage, foster and reward a shared success environment and teamwork
A meaningful, long-term ownership stake in the Firm reinforces alignment with shareholders
Robust risk management and compensation recovery policies deter excessive risk-taking and improper risk management
Attracting, retaining and developing talent is critical to sustaining success

In 2010, NEO variable compensation was 32% cash and 68% equity

Executive compensation
Pay linked to performance
Compensation structure is designed to reward sustained performance over multiple years
Compensation decisions in 2010 for our senior leaders were driven by return on investments based on balanced risk measures and long-term value creation for the Firm, our clients and our shareholders
LOB CEO priorities include quantitative and qualitative factors focused on
Financial performance
Strategic and operational considerations
Management effectiveness, growth, people development
Risk/control management
Compensation structure rewards sustained performance

Executive compensation
Strict limits or prohibition on executive perquisites and special benefits
There are no golden parachutes or special severance plans
No golden parachutes for any executives
No employment contracts other than occasional exceptions upon hire. No change in control agreements
No special severance programs for Operating Committee or Executive Committee members; the
Firm’s policy limits severance to a maximum of 52 weeks salary based on years of service
Equity award terms provide that awards continue to vest on the original schedule, without acceleration and subject to additional restrictions, for employees who have resigned and meet the Firm’s full career eligibility requirements
There are no special executive benefits
No pension credits for incentives
No 401(k) Savings Plan matching contributions for any senior executive
No special medical, dental, insurance or disability benefits for executives. The higher an executive’s compensation, the higher the premiums they pay
No private club dues, car allowances, financial planning, tax gross-ups for benefits
Voluntary deferred compensation program is limited to a maximum contribution of $1 million annually,
$10 million lifetime cap for cash deferrals made after 2005
Compensation practices reflect best practice features

Executive compensation
Long-Term Incentive Plan proposal
JPMorgan Chase is seeking shareholder approval to amend the Plan by:
Authorizing 240 million additional shares and extending the term to May 31, 2015
Including carryover, a total of 315 million shares
Proposed amount and tenor is consistent with our targeted grant rate of 2% per year for four years
Equity is a fundamental and consistent part of our total compensation approach
Furthers employee retention and alignment with shareholders
Meets regulatory expectations for deferral of compensation in the form of shares or equivalents
Is granted based on a firmwide cash/stock table
LTIP aligns employee and shareholder interests

Executive compensation
Long-Term Incentive Plan proposal
RSUs are used in lieu of cash
Economic impact to the Firm of stock versus cash is comparable
Share count expected to be neutralized through the buy-back program
– This has effectively the same result as if we had used cash
We would use less desirable alternatives for competitive compensation, including cash, if amendment not approved
Unusual economic conditions over past two years and acquisition of Bear Stearns and
Washington Mutual resulted in grant rate above target
Shares issued have averaged only 1.6% per year over the past five years of average shares outstanding in each year
The Firm withholds shares for any required tax withholding
Stock appreciation rights rather than options have been awarded since 2005
For Operating Committee members, half of all equity awards granted in 2011 may be reduced, forfeited, or deferred based on performance
LTIP is a valuable compensation tool

Executive compensation
Equity based awards
Equity-based awards are a key component of the Firm’s compensation
Over the past five years, total grants of equity-based awards have ranged from 1.7% to
4.0% of average outstanding shares
Grants of restricted stock and restricted stock units (RSUs) have ranged from 69% to
90% of total equity awards
Target annual average of not more than 2% of outstanding shares, over time, under normal market conditions
Grants made through February 2011 were 1.8% of 2010 average shares outstanding, and represent all but a limited amount of total awards expected in 2011
Compensation practices reinforce strong financial performance

Executive compensation
Equity plan grant history
1 Excludes 3.9 million option grants and 6.0 million restricted stock unit grants resulting from the Bear Stearns conversion.
2 Amount as of February 28, 2011.
3 Average fully diluted shares are for full-year 2010; used for computational purposes. Shares outstanding as of February 28, 2011, were 3,988 million.
14
(Shares in thousands) 2006 2007 2008
(1)
2009 2010 2011
(2)
Option/SAR grants 15,229 21,446 9,341 24,821 20,949 14,631
Restricted stock/unit grants 44,553 47,608 85,890 131,145 80,142 55,211
Average fully diluted shares 3,516,100 3,445,300 3,521,800 3,879,700 3,976,900
3,976,900
(3)
Option/SAR grants as percent of
average fully diluted shares
0.4% 0.6% 0.3% 0.6% 0.5% 0.4%
Restricted stock/unit grants as percent
of average fully diluted shares
1.3% 1.4% 2.4% 3.4% 2.0% 1.4%
Total grants as percent of average fully
diluted shares
1.7% 2.0% 2.7% 4.0% 2.5% 1.8%
Over the past five years:
Equity-related compensation expense averaged 11.1% of total compensation expense
Overhang (total grants outstanding at end of year) remained relatively constant at approximately 12.4% of average shares outstanding, reflecting past grant practice. As of
February 28, 2011, overhang was 8.1% of average shares outstanding in 2010
Actual shares issued averaged 1.6% of average shares outstanding in each year

JPMORGAN CHASE PROXY DISCUSSION TOPICS

JPMORGAN CHASE & CO.

Topics Page 15 Governance 15 JPMorgan Chase overview 1 Executive compensation 7

Governance
Board leadership structure
Presiding Director annually appointed by and from the independent directors for one year term
Board prefers “Presiding” to “Lead” to emphasize all directors share equally in responsibilities
Presiding Director duties include:
Presiding at Board meetings when the Chairman is not present, including executive sessions for independent directors
Approving Board meeting agendas, schedules, and may add agenda items
Approving Board meeting materials for distribution to and consideration by the Board
Having authority to call meetings of independent directors
Facilitating communication between the Chairman and independent directors as appropriate
Being available for consultation by major shareholders where appropriate
Presiding Director equivalent to Lead Director

Governance
Other practices
Majority voting for directors
Shareholder right to call special meetings
Board oversight of risk management
Risk Policy Committee approves risk appetite policy on behalf of Board
Say on Pay
The Board of Directors recommends an annual vote on executive compensation
Shareholder outreach program
Our senior executives engage major institutional shareholders as part of a semi-annual outreach program to invite comments on governance matters, executive compensation, and shareholder proposals
Strong governance practices

Notes on non-GAAP financial measures

1. In addition to analyzing the Firm’s results on a reported basis, management reviews the Firm’s results and the results of the lines of business on a “managed”
basis, which is a non-GAAP financial measure. The Firm’s definition of managed basis starts with the reported U.S. GAAP results and includes certain reclassifications to present total net revenue for the Firm (and each of the business segments) on a FTE basis. Accordingly, revenue from tax-exempt securities and investments that receive tax credits is presented in the managed results on a basis comparable to taxable securities and investments. This non-GAAP financial measure allows management to assess the comparability of revenue arising from both taxable and tax-exempt sources. The corresponding income tax impact related to tax-exempt items is recorded within income tax expense. These adjustments have no impact on net income as reported by the Firm as a whole or by the lines of business.
2. The ratio of the allowance for loan losses to end-of-period loans excludes the following: loans accounted for at fair value and loans held-for-sale; purchased credit-impaired (“PCI”) loans; and the allowance for loan losses related to PCI loans. Additionally, Real Estate Portfolios net charge-offs exclude the impact of
PCI loans. The allowance for loan losses related to the purchased credit-impaired portfolio totaled $4.9 billion, $4.9 billion and $2.8 billion at March 31, 2011,
December 31, 2010, and March 31, 2010, respectively.
3. Basel I Tier 1 common ratio and Basel III Tier 1 common ratio is Tier 1 common divided by risk-weighted assets.   Tier 1 common is defined as Tier 1 capital
less elements of capital not in the form of common equity – such as perpetual preferred stock, noncontrolling interests in subsidiaries and trust preferred capital debt securities. Tier 1 common, a non-GAAP financial measure, is used by banking regulators, investors and analysts to assess and compare the quality and composition of the Firm’s capital with the capital of other financial services companies. The Firm uses Tier 1 common along with the other capital measures to assess and monitor its capital position. Basel III Tier 1 Common Capital represents the Firm’s best estimate, based on its current understanding of proposed rules.
4. Tangible common equity (“TCE”) represents common stockholders’ equity (i.e., total stockholders’ equity less preferred stock) less identifiable intangible assets (other than MSRs) and goodwill, net of related deferred tax liabilities. Return on tangible common equity (“ROTCE”), a non-GAAP financial ratio, measures the Firm’s earnings as a percentage of TCE and is, in management’s view, a meaningful measure to assess the Firm’s use of equity.

Forward-looking statements
This presentation contains forward-looking statements within the meaning of the Private Securities
Litigation Reform Act of 1995.  Such statements are based upon the current beliefs and expectations of JPMorgan Chase & Co.’s management and are subject to significant risks and uncertainties.
Actual results may differ from those set forth in the forward-looking statements.  Factors that could cause JPMorgan Chase & Co.’s actual results to differ materially from those described in the forward-looking statements can be found in JPMorgan Chase & Co.’s Annual Report on Form 10-K for the year ended December 31, 2010, which has been filed with the Securities and Exchange
Commission and is available on JPMorgan Chase & Co.’s website (www.jpmorganchase.com) and on the Securities and Exchange Commission’s website (www.sec.gov). JPMorgan Chase & Co. does not undertake to update the forward-looking statements to reflect the impact of circumstances or events that may arise after the date of the forward-looking statements.
19